Exhibit 99.1
7315 Wisconsin Avenue, 1100 West, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com
News Release
Pebblebrook Hotel Trust Updates 2016 Outlook to Reflect Completed Property Sales
And Successful Preferred Equity Offering
Bethesda, MD, June 6, 2016 - Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today announced that it has revised its 2016 and second quarter 2016 outlook due to the completed sales of Viceroy Miami, The Redbury Hotel and the land parcel at Revere Hotel Boston Common. In addition, the revised outlook incorporates the expected closing of the $125.0 million, 6.375% Series D Preferred Shares offering, as well as second quarter-to-date hotel operating performance. The Company’s revised outlook for 2016 is as follows:

	New 2016 Outlook		Variance to Old Outlook
	As of June 6, 2016		As of April 27, 2016
	Low	High	Low	High
	($ and shares/units in millions, except per share and RevPAR data)

Net income (loss) attributable to common shareholders	$95.6	$112.6	$29.9	$34.9
Net income (loss) per diluted share available to common shareholders basic and diluted	$1.32	$1.55	$0.42	$0.48

Adjusted EBITDA	$272.2	$284.2	$(3.8)	$(3.8)
Adjusted EBITDA growth rate	4.9%	9.5%	(1.4)%	(1.5)%

Adjusted FFO	$189.0	$201.0	$(5.3)	$(5.3)
Adjusted FFO per diluted share	$2.60	$2.76	$(0.07)	$(0.08)
Adjusted FFO per diluted share growth rate	4.0%	10.4%	(2.8)%	(3.2)%

This revised 2016 Outlook is based, in part, on the following estimates and assumptions:

U.S. GDP growth rate	1.5%	2.0%	—	—
U.S. Hotel Industry RevPAR growth rate	3.0%	5.0%	—	—

Urban Markets RevPAR growth rate	1.0%	3.0%	—	—

Same-Property RevPAR	$211	$215	—	—
Same-Property RevPAR growth rate	2.0%	4.0%	—	—
Same-Property Room Revenue growth rate	2.7%	4.7%	—	—

Same-Property EBITDA	$296.4	$308.4	$(4.6)	$(4.6)
Same-Property EBITDA growth rate	1.7%	5.9%	(0.2)%	(0.1)%
Same-Property EBITDA Margin	34.2%	34.7%	0.6%	0.6%
Same-property EBITDA Margin growth rate	25 bps	75 bps	—	—

Corporate cash general and administrative expenses	$20.3	$20.3	—	—
Corporate non-cash general and administrative expenses	$8.4	$8.4	—	—

Total capital investments related to renovations, capital maintenance and return on investment projects	$100.0	$110.0	—	—

Weighted-average fully diluted shares and units	72.7	72.7	—	—

Estimated gain on sale of assets	35.0	40.0	35.0	40.0

The Company’s revised outlook for the second quarter of 2016 is as follows:

	New Q2 2016 Outlook		Variance to Old Outlook
	As of June 6, 2016		As of April 27, 2016
	Low	High	Low	High
	($ and shares/units in millions, except per share and RevPAR data)

Same-Property RevPAR	$221	$223	—	$(3.0)
Same-Property RevPAR growth rate	1.0%	2.25%	—	(1.25)%
Same-Property Room Revenue growth rate	1.6%	2.8%	0.1%	(1.3)%

Same-Property EBITDA	$80.2	$82.7	$(1.3)	$(2.3)
Same-Property EBITDA growth rate	(2.5)%	0.5%	0.1%	(1.1)%
Same-Property EBITDA Margin	36.3%	36.8%	0.8%	0.8%
Same-property EBITDA Margin growth rate	(50 bps)	0 bps	—	—

Adjusted EBITDA	$74.0	$76.5	$(0.5)	$(1.5)
Adjusted EBITDA growth rate	0.0%	3.4%	(0.7)%	(2.0)%

Adjusted FFO	$52.7	$55.2	$(0.8)	$(1.8)
Adjusted FFO per diluted share	$0.72	$0.76	$(0.01)	$(0.02)
Adjusted FFO per diluted share growth rate	0.0%	5.6%	(2.8)%	(2.7)%

Weighted-average fully diluted shares and units	72.7	72.7	—	—

“We are very pleased with our recently announced property sales and preferred equity offering, all of which have been incorporated into our updated outlook,” said Jon Bortz, Chairman, President and Chief Executive Officer of Pebblebrook Hotel Trust. “We are also updating our second quarter outlook to reflect our quarter-to-date hotel operating performance. Our same-property RevPAR growth for April was 1.5% and May was approximately 4.0 to 4.5%. Our performance in May was slightly weaker than our forecast and reflects the softer overall industry results for May. Since we expect this weaker than expected performance to continue in June, we are slightly reducing the high end of our second quarter outlook.”

The Company’s outlook for 2016 and the second quarter of 2016 assumes no additional acquisitions or dispositions beyond the hotels the Company owned as of June 6, 2016 and reflects the Company’s 49 percent interest in its six-hotel joint venture (the “Manhattan Collection”). As a result of the sales of Viceroy Miami and The Redbury Hotel, Same-Property numbers reflect the removal of those properties for the second quarter and the remainder of the year. The Company’s outlook also incorporates all of the expected disruption associated with the various renovations and repositionings at our properties, including The Westin Colonnade, Coral Gables, Union Station Hotel Nashville, Autograph Collection, Revere Hotel Boston Common, the Tuscan Fisherman’s Wharf, a Best Western Plus Hotel, Hotel Palomar Los Angeles Beverly Hills and Mondrian Los Angeles, all of which already have or are expected to commence renovations in 2016 or early 2017.

The Company’s estimates and assumptions, including the Company’s outlook for second quarter 2016, for Same-Property RevPAR, Same-Property RevPAR growth rate, Same-Property Room Revenue growth rate, Same-Property EBITDA, Same-Property EBITDA growth rate, Same-Property EBITDA Margin and Same-Property EBITDA Margin growth rate include the hotels owned as of June 6, 2016, as if they had been owned by the Company for all of 2015 and 2016, except for Hotel Vintage Portland, which is not included in the first quarter, Hotel Zeppelin San Francisco, which is not included in the first and fourth quarters and Viceroy Miami and The Redbury Hotel, both of which are not included in the second, third and fourth quarters.

If any of the foregoing estimates and assumptions prove to be inaccurate, actual results, including the outlook, may vary, and could vary significantly, from the amounts shown above.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust is a publicly traded real estate investment trust (“REIT”) organized to opportunistically acquire and invest primarily in upper upscale, full-service hotels located in urban markets in major gateway cities. The Company owns 35 hotels, including 29 wholly owned hotels with a total of 7,235 guest rooms and a 49% joint venture interest in six hotels with a total of 1,787 guest rooms. The Company owns, or has an ownership interest in, hotels located in 11 states and the District of Columbia, including: San Francisco, California; Los Angeles, California (Beverly Hills, Santa Monica and West Hollywood); Boston, Massachusetts; New York, New York; San Diego, California; Portland, Oregon; Buckhead, Georgia; Naples, Florida; Seattle, Washington; Coral Gables, Florida; Washington, DC; Philadelphia, Pennsylvania; Columbia River Gorge, Washington; Nashville, Tennessee; Bethesda, Maryland and Minneapolis, Minnesota. For more information, please visit us at www.pebblebrookhotels.com and follow us on Twitter at @PebblebrookPEB.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include the following: projections and forecasts of U.S. GDP growth, U.S. hotel industry RevPAR growth, the Company’s net income, FFO, EBITDA, Adjusted FFO, Adjusted EBITDA, RevPAR, EBITDA Margin and EBITDA Margin growth, and the Company’s expenses, share count or other financial items; descriptions of the Company’s plans or objectives for future operations, acquisitions or services; forecasts of the Company’s future economic performance and its share of future markets; forecasts of hotel industry performance; reference to the expected closing of the Company's offering of Series D Preferred Shares; and descriptions of assumptions underlying or relating to any of the foregoing expectations including assumptions regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of June 6, 2016. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

###

Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330
For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
Reconciliation of Outlook of Net Income (Loss) to FFO and Adjusted FFO
(in millions, except per share data)
(Unaudited)

	Three months ended		Year ended
	June 30, 2016		December 31, 2016
	Low	High	Low	High

Net income (loss)	$61	$69	$118	$135
Adjustments:
Depreciation and amortization (including joint venture)	30	30	118	118
Gain on sale of assets	(35)	(40)	(35)	(40)
FFO	$56	$59	$201	$213
Distribution to preferred shareholders	(4)	(4)	(22)	(22)
Issuance costs of redeemed preferred shares	—	—	(4)	(4)
FFO available to common share and unit holders	$52	$54	$175	$187
Non-cash ground rent	1	1	3	3
Issuance costs of redeemed preferred shares	—	—	4	4
Other	0	0	7	7
Adjusted FFO available to common share and unit holders	$53	$55	$189	$201

FFO per common share - diluted	$0.71	$0.75	$2.41	$2.57
Adjusted FFO per common share - diluted	$0.72	$0.76	$2.60	$2.76

Weighted-average number of fully diluted common shares and units	72.7	72.7	72.7	72.7

To supplement the Company’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Funds from Operations (“FFO”) - FFO represents net income (computed in accordance with GAAP), plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the Company's operating performance without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to that of other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.

The Company also evaluates its performance by reviewing Adjusted FFO because it believes that adjusting FFO to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted FFO, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts FFO for the following items, which may occur in any period, and refers to these measures as Adjusted FFO:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Other: The Company excludes Other expenses which include hotel acquisition and disposition costs, management/franchise contract transition costs, interest expense adjustment for acquired liabilities, capital lease adjustment and non-cash amortization of acquired intangibles, in addition to the ineffective portion of the change in fair value of the hedging instruments during the period, because the Company believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of FFO in accordance with the NAREIT White Paper, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

Pebblebrook Hotel Trust
Reconciliation of Outlook of Net Income (Loss) to EBITDA and Adjusted EBITDA
($ in millions)
(Unaudited)

	Three months ended		Year ended
	June 30, 2016		December 31, 2016
	Low	High	Low	High

Net income (loss)	$61	$69	$118	$135
Adjustments:
Interest expense and income tax expense (including joint venture)	17	17	62	62
Depreciation and amortization (including joint venture)	30	30	118	118
EBITDA	$108	$115	$297	$314
Gain on sale of assets	(35)	(40)	(35)	(40)
Non-cash ground rent	1	1	3	3
Other	0	0	7	7
Adjusted EBITDA	$74	$76	$272	$284

To supplement the Company’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Earnings before Interest, Taxes, and Depreciation and Amortization ("EBITDA") - The Company believes that EBITDA provides investors a useful financial measure to evaluate its operating performance, excluding the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization).

The Company also evaluates its performance by reviewing Adjusted EBITDA because it believes that adjusting EBITDA to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts EBITDA for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDA:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Other: The Company excludes Other expenses which include hotel acquisition and disposition costs, management/franchise contract transition costs and non-cash amortization of acquired intangibles, in addition to the ineffective portion of the change in fair value of the hedging instruments during the period, because the Company believes that including these non-cash adjustments in EBITDA does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of EBITDA, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.